UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

        Date of Report (Date of earliest event reported): August 18, 2003

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles             0-19961                       N/A
(State or other jurisdiction       Commission                (I.R.S. Employer
     of incorporation)             File Number            Identification Number)
                          -----------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                              Netherlands Antilles
                               011-59-99-465-8525
          (Address of principal executive offices and telephone number, including area code)
                          -----------------------------


Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On August 18, 2003, Orthofix International N.V. ("Orthofix") issued a press release announcing the settlement of a government investigation regarding off-label use of its external bone growth stimulator. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Exhibit
         -------

         99.1 Press release of Orthofix International N.V. dated August 18, 2003

                                    Signature



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 19, 2003

                                              ORTHOFIX INTERNATIONAL N.V.


                                              By: /s/ Thomas Hein
                                                  ------------------------------
                                                  Name:  Thomas Hein
                                                  Title: Chief Financial Officer